DEFINED ASSET FUNDS-REGISTERED TRADEMARK-
                           ----------------------------------------------------

                           MUNICIPAL INVESTMENT TRUST FUND
                           INVESTMENT GRADE PORTFOLIO
                           (BBB QUALITY OR BETTER)
                           (A UNIT INVESTMENT TRUST)

                           -  PORTFOLIO OF INTERMEDIATE TERM MUNICIPAL BONDS
                           - DESIGNED FOR INCOME FREE FROM REGULAR FEDERAL INCOME TAX
                           -  MONTHLY INCOME DISTRIBUTIONS
                           -  AMT BONDS

SPONSORS:
MERRILL LYNCH,
PIERCE, FENNER & SMITH
INCORPORATED               -----------------------------------------------------
SALOMON SMITH BARNEY INC.  The Securities and Exchange Commission has not
PRUDENTIAL SECURITIES      approved or disapproved these Securities or passed
INCORPORATED               upon the adequacy of this prospectus. Any
PAINEWEBBER INCORPORATED   representation to the contrary is a criminal offense.
DEAN WITTER REYNOLDS INC.  Prospectus dated February 16, 2001.

--------------------------------------------------------------------------------

Defined Asset Funds-Registered Trademark-
Defined Asset Funds-Registered Trademark- is America's oldest and largest family of unit investment trusts, with over $195 billion sponsored over the last 30 years. Defined Asset Funds has been a leader in unit investment trust research and product innovation. Our family of Funds helps investors work toward their financial goals with a full range of quality investments, including municipal, corporate and government bond portfolios, as well as domestic and international equity portfolios.

Defined Asset Funds offer a number of advantages:
   - A disciplined strategy of buying and holding with a long-term view is the cornerstone of Defined Asset Funds.
   - Fixed portfolio: Defined Funds follow a buy and hold investment strategy; funds are not managed and portfolio changes are limited.
   - Defined Portfolios: We choose the stocks and bonds in advance, so you know what you're investing in.
   - Professional research: Our dedicated research team seeks out stocks or bonds appropriate for a particular fund's objectives.
   - Ongoing supervision: We monitor each portfolio on an ongoing basis.

No matter what your investment goals, tolerance for risk or time horizon, there's probably a Defined Asset Fund that suits your investment style. Your financial professional can help you select a Defined Asset Fund that works best for your investment portfolio.

THE FINANCIAL INFORMATION IN THIS PROSPECTUS IS AS OF THE EVALUATION DATE, OCTOBER 31, 2000.

CONTENTS

                                                    PAGE
                                                    ----
Risk/Return Summary...............................    3
What You Can Expect From Your Investment..........    7
  Monthly Income..................................    7
  Return Figures..................................    7
  Records and Reports.............................    7
The Risks You Face................................    8
  Interest Rate Risk..............................    8
  Call Risk.......................................    8
  Reduced Diversification Risk....................    8
  Liquidity Risk..................................    8
  Concentration Risk..............................    8
  Bond Quality Risk...............................    8
  Insurance Related Risk..........................    8
  Litigation and Legislation Risks................    9
Selling or Exchanging Units.......................    9
  Sponsors' Secondary Market......................    9
  Selling Units to the Trustee....................    9
  Exchange Option.................................   10
How The Fund Works................................   10
  Pricing.........................................   10
  Evaluations.....................................   10
  Income..........................................   10
  Expenses........................................   11
  Portfolio Changes...............................   11
  Fund Termination................................   12
  Certificates....................................   12
  Trust Indenture.................................   12
  Legal Opinion...................................   13
  Auditors........................................   13
  Sponsors........................................   13
  Trustee.........................................   14
  Underwriters' and Sponsors' Profits.............   14
  Public Distribution.............................   14
  Code of Ethics..................................   14
Taxes.............................................   14
Supplemental Information..........................   16
Financial Statements..............................  D-1

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

 1. WHAT IS THE FUND'S OBJECTIVE?
   The Fund seeks interest income that is exempt from regular federal income taxes by investing in a fixed portfolio consisting primarily of insured municipal revenue bonds with an estimated average life of 7 years.

 2. WHAT ARE MUNICIPAL REVENUE BONDS?
   Municipal revenue bonds are bonds issued by states, municipalities and public authorities to finance the cost of buying, building or improving various projects intended to generate revenue, such as airports, health care facilities, housing and municipal electric, water and sewer utilities. Generally, payments on these bonds depend solely on the revenues generated by the projects, excise taxes or state appropriations, and are not backed by the government's taxing power.

 3. WHAT IS THE FUND'S INVESTMENT STRATEGY?
 - The Fund plans to hold to maturity 11 intermediate term tax-exempt municipal bonds with a current aggregate face amount of $9,705,000. The Fund is a unit investment trust which means that, unlike a mutual fund, the Fund's portfolio is not managed.
 - The bonds in the Fund were selected by the agent for the Sponsors with the help of Fitch IBCA, Inc. the Credit Consultant, which reviewed the bonds proposed by the agent for the Sponsors. When initially deposited in the Fund, each bond was considered to be investment grade quality by Fitch. In some cases, Standard & Poor's and/or Moody's rated the bonds as investment grade. Fitch as Credit Consultant has an ongoing responsibility to monitor the bonds and to inform the agent for the Sponsors if in Fitch's opinion any bond no longer has investment grade characteristics. If the Credit Consultant does not believe it has enough information to continue to monitor a bond, it may withdraw its opinion as to the investment grade quality of the bond unless the agent for the Sponsors provides adequate information abouth the bond.
 - Many of the bonds can be called at a premium declining over time to par value. Some bonds may be called earlier at par for extraordinary reasons. None of the bonds are currently callable.
 - The Fund is concentrated in refunded bonds.
 - 15% of the bonds are backed by bank letters of credit.
 - Letters of credit guarantee timely payments of principal and interest on the bonds (but not Fund units or the market value of the bonds before they mature).
   The Portfolio consists of municipal bonds of the following types:

                                                    APPROXIMATE
                                                     PORTFOLIO
                                                    PERCENTAGE
-General Obligation                                        9%
-Hospitals/Health Care                                    11%
-Housing                                                   5%
-Industrial Development Revenue                           15%
-Lease Rental                                              6%
-Refunded Bonds                                           25%
-Special Tax                                              23%
-Municipal Electric Utilities                              6%

 4. WHAT ARE THE SIGNIFICANT RISKS?
   YOU CAN LOSE MONEY BY INVESTING IN THE FUND. THIS CAN HAPPEN FOR VARIOUS REASONS, INCLUDING:
 - Rising interest rates, an issuer's worsening financial condition or a drop in bond ratings can reduce the price of your units.
 - Assuming no changes in interest rates, when you sell your units, they will generally be worth less than your cost because your cost included a sales fee.
 - The Fund will receive early returns of principal if bonds are called or sold before they mature. If this happens your income will decline and you may not be able to reinvest the money you receive at as high a yield or as long a maturity.

 5. IS THIS FUND APPROPRIATE FOR YOU?
   Yes, if you want monthly income free from regular federal income tax. You will benefit from a professionally selected and supervised portfolio whose risk is reduced by investing in bonds of several different issuers.

   The Fund is NOT appropriate for you if you want a speculative investment that changes to take advantage of market movements, if you do not want a tax-advantaged investment or if you cannot tolerate any risk.

                               DEFINING YOUR INCOME

WHAT YOU MAY EXPECT (Payable on the 25th day of
each month):
Regular Monthly Income per unit                     $4.55
Annual Income per unit                              $54.65
RECORD DAY: 10th day of each month
THESE FIGURES ARE ESTIMATES ON THE EVALUATION DATE; ACTUAL
PAYMENTS MAY VARY.

 6. WHAT ARE THE FUND'S FEES AND EXPENSES?
   This table shows the costs and expenses you may pay, directly or indirectly, when you invest in the Fund.

INVESTOR FEES
Maximum Sales Fee (Load) on new
purchases (as a percentage of
$1,000 invested)                                    2.75%

   Employees of some of the Sponsors and their affiliates may be charged a reduced sales fee of no less than $5.00 per unit.

   The maximum sales fee is reduced if you invest at least $100,000, as follows:

                                                    YOUR MAXIMUM
                                                     SALES FEE
                  IF YOU INVEST:                      WILL BE:
                  --------------                    ------------
Less than $100,000                                        2.75%
$100,000 to $249,999                                      2.50%
$250,000 to $499,999                                      2.55%
$500,000 to $999,999                                      2.00%
$1,000,000 and over                                       1.75%

Maximum Exchange Fee                                      1.75%

   ESTIMATED ANNUAL FUND OPERATING EXPENSES

                                                     AMOUNT
                                                    PER UNIT
                                                    --------
Trustee's Fee                                        $1.36
Portfolio Supervision,
 Bookkeeping and
 Administrative Fees
 (including updating
 expenses)                                           $0.20
Organization Costs                                   $0.20
Evaluator's Fee                                      $0.10
Other Operating Expenses                             $0.06
                                                     -----
TOTAL                                                $1.92

   The Sponsors historically paid organization costs and updating expenses.

 7. IS THE FUND MANAGED?
   Unlike a mutual fund, the Fund is not managed and bonds are not sold because of market changes. Rather, experienced Defined Asset Funds financial analysts regularly review the bonds in the Fund. The Fund may sell a bond if certain adverse credit or other conditions exist.

 8. HOW DO I BUY UNITS?
   You can buy units from any of the Sponsors and other broker-dealers. The Sponsors are listed later in this prospectus. Some banks may offer units for sale through special arrangements with the Sponsors, although certain legal restrictions may apply.

   The minimum investment is one unit.

UNIT PRICE PER UNIT                                 $965.87
(as of October 31, 2000)

   Unit price is based on the net asset value of the Fund plus the sales fee. An amount equal to any principal cash, as well as net accrued but undistributed interest on the unit, is added to the unit price. An independent evaluator prices the bonds at 3:30 p.m. Eastern time every business day. Unit price changes every day with changes in the prices of the bonds in the Fund.

 9. HOW DO I SELL UNITS?
   You may sell your units at any time to any Sponsor or the Trustee for the net asset value determined at the close of business on the date of sale. You will not pay any fee when you sell your units.

10. HOW ARE DISTRIBUTIONS MADE AND TAXED?
   The Fund pays income monthly. In the opinion of bond counsel when each bond was issued, interest on the bonds in this Fund is generally 100% exempt from regular federal income tax.

   Interest on approximately 17% of the bonds will be taken into account in determining your preference items for alternative minimum tax purposes. A portion of the income may also be exempt from state and local personal income taxes, depending on where you live.

   You will also receive principal payments if bonds are sold or called or mature, when the cash available is more than $5.00 per unit. You will be subject to tax on any gain realized by the Fund on the disposition of bonds.

11. WHAT OTHER SERVICES ARE AVAILABLE?

   REINVESTMENT
   You will receive your monthly income in cash unless you choose to compound your income by reinvesting with no sales fee in the Municipal Fund Investment Accumulation Program, Inc. This program is an open-end mutual fund with a comparable investment objective. Income from this program will generally be subject to state and local income taxes. FOR MORE COMPLETE INFORMATION ABOUT THE PROGRAM, INCLUDING CHARGES AND FEES, ASK THE TRUSTEE FOR THE PROGRAM'S PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST. THE TRUSTEE MUST RECEIVE YOUR WRITTEN ELECTION TO REINVEST AT LEAST 10 DAYS BEFORE THE RECORD DAY OF AN INCOME PAYMENT.

   EXCHANGE PRIVILEGES
   You may exchange units of this Fund for units of certain other Defined Asset Funds. You may also exchange into this Fund from certain other funds. We charge a reduced sales fee on exchanges.

--------------------------------------------------------------------------------
    TAX-FREE VS. TAXABLE INCOME: A COMPARISON OF TAXABLE AND TAX-FREE YIELDS

                                        EFFECTIVE
           TAXABLE INCOME 2001*           % TAX                            TAX-FREE YIELD OF
    SINGLE RETURN       JOINT RETURN     BRACKET     3%     3.5%     4%     4.5%     5%      5.5%      6%      6.5%
                                                                  IS EQUIVALENT TO A TAXABLE YIELD OF
    -----------------------------------------------------------------------------------------------------------------
    $      0- 27,050  $      0- 45,200     15.00    3.53    4.12    4.71    5.29     5.88     6.47     7.06     7.65
    -----------------------------------------------------------------------------------------------------------------
    $ 27,051- 65,550  $ 45,201-109,250     28.00    4.17    4.86    5.56    6.25     6.94     7.64     8.33     9.03
    -----------------------------------------------------------------------------------------------------------------
    $ 65,551-136,750  $109,251-166,450     31.00    4.35    5.07    5.80    6.52     7.25     7.97     8.70     9.42
    -----------------------------------------------------------------------------------------------------------------
    $136,751-297,300  $166,451-297,300     36.00    4.69    5.47    6.25    7.03     7.81     8.59     9.38    10.16
    -----------------------------------------------------------------------------------------------------------------
       OVER $297,300     OVER $297,300     39.60    4.97    5.79    6.62    7.45     8.28     9.11     9.93    10.76
    -----------------------------------------------------------------------------------------------------------------

To compare the yield of a taxable security with the yield of a federally tax-free security, find your taxable income and read across. The table incorporates 2001 federal income tax rates and assumes that all income would otherwise be taxed at a U.S. investor's highest tax rate. Yield figures are for example only.

*Based upon net amount subject to federal income tax after deductions and exemptions. This table does not reflect the possible effect of other tax factors, such as alternative minimum tax, personal exemptions, the phase-out of exemptions, itemized deductions, the possible partial disallowance of deductions or state and local taxation. Consequently, investors are urged to consult their own tax advisers in this regard.

                MUNICIPAL BONDS AND THE ALTERNATIVE MINIMUM TAX

         INCOME+          MAXIMUM "PREFERENCE" INCOME
                            WITHOUT TRIGGERING AMT
                           (STATE INCOME TAX RATES)
    SINGLE++  JOINT++      0%         7%         11%
    ---------------------------------------------------
              $ 50,000   $19,000    $17,000    $14,000
    ---------------------------------------------------
    $ 30,000             $19,000    $17,000    $15,000
    ---------------------------------------------------
              $100,000   $23,000    $17,000    $12,000
    ---------------------------------------------------
    $ 55,000             $21,000    $17,000    $14,000
    ---------------------------------------------------
              $225,000   $27,000    $18,000    $ 9,000
    ---------------------------------------------------
    $205,000             $28,000    $19,000    $11,000
    ---------------------------------------------------

NOTES:
 + Regular taxable income
   plus state income taxes
   and personal exemptions.
++ Assuming no dependents.

Under federal tax law, interest income on certain municipal bonds, although exempt from regular income tax, is treated as a "preference" item for purposes of AMT. The table above shows amounts of such municipal bond "preference" interest income, assuming no other "preference" or similar items apply, that individual taxpayers could receive in 2001 without becoming subject to the AMT. The table gives information for single and joint returns of U.S. individuals having no dependents. The table provides three income levels and three hypothetical state income tax rates. The table further assumes that the stated amount of municipal bond "preference" interest income is subject to state income taxes.

WHAT YOU CAN EXPECT FROM YOUR INVESTMENT

MONTHLY INCOME

The Fund will pay you regular monthly income. Your monthly income may vary because of:

  - elimination of one or more bonds from the Fund's portfolio because of calls, redemptions or sales;
  - a change in the Fund's expenses; or
  - the failure by a bond's issuer to pay interest.

Changes in interest rates generally will not affect your monthly income because the portfolio is fixed.

Along with your monthly income, you will receive your share of any available bond principal.

RETURN FIGURES

We cannot predict your actual return, which will vary with unit price, how long you hold your investment and changes in the portfolio, interest income and expenses.

ESTIMATED CURRENT RETURN equals the estimated annual cash to be received from the bonds in the Fund less estimated annual Fund expenses, divided by the Unit Price (including the maximum sales fee):

Estimated Annual  -     Estimated
Interest Income      Annual Expenses
------------------------------------
             Unit Price

ESTIMATED LONG TERM RETURN is a measure of the estimated return over the estimated life of the Fund. Unlike Estimated Current Return, Estimated Long Term Return reflects maturities, discounts and premiums of the bonds in the Fund. It is an average of the yields to maturity (or in certain cases, to an earlier call date) of the individual bonds in the portfolio, adjusted to reflect the Fund's maximum sales fee and estimated expenses. We calculate the average yield for the portfolio by weighting each bond's yield by its market value and the time remaining to the call or maturity date.

Yields on individual bonds depend on many factors including general conditions of the bond markets, the size of a particular offering and the maturity and quality rating of the particular issues. Yields can vary among bonds with similar maturities, coupons and ratings.

These return quotations are designed to be comparative rather than predictive.

RECORDS AND REPORTS

You will receive:

- a monthly statement of income payments and any principal payments;
- a notice from the Trustee when new bonds are deposited in exchange or substitution for bonds originally deposited;
- an annual report on Fund activity; and
- annual tax information. THIS WILL ALSO BE SENT TO THE IRS. YOU MUST REPORT THE AMOUNT OF TAX-EXEMPT INTEREST RECEIVED DURING THE YEAR.

You may request:

- copies of bond evaluations to enable you to comply with federal and state tax reporting requirements; and
- audited financial statements of the Fund.

You may inspect records of Fund transactions at the Trustee's office during regular business hours.

THE RISKS YOU FACE

INTEREST RATE RISK

Investing involves risks, including the risk that your investment will decline in value if interest rates rise. Generally, bonds with longer maturities will change in value more than bonds with shorter maturities. Bonds in the Fund are more likely to be called when interest rates decline. This would result in early returns of principal to you and may result in early termination of the Fund. Of course, we cannot predict how interest rates may change.

CALL RISK

Many bonds can be prepaid or "called" by the issuer before their stated maturity.

For example, an issuer might call its bonds if it no longer needs the money for the original purpose or, during periods of falling interest rates, if the issuer's bonds have a coupon higher than current market rates. If the bonds are called, your income will decline and you may not be able to reinvest the money you receive at as high a yield or as long a maturity. An early call at par of a premium bond will reduce your return.

REDUCED DIVERSIFICATION RISK

If many investors sell their units, the Fund will have to sell bonds. This could reduce the diversification of your investment and increase your share of Fund expenses.

LIQUIDITY RISK

The bonds will generally trade in the over-the-counter market. We cannot assure you that a liquid trading market will exist, especially since current law may restrict the Fund from selling bonds to any Sponsor. The value of the bonds, and of your investment, may be reduced if trading in bonds is limited or absent.

CONCENTRATION RISK

When a certain type of bond makes up 25% or more of the portfolio, the Fund is said to be "concentrated" in that bond type, which makes the Fund less diversified.

Here is what you should know about the Fund's concentration in refunded bonds. Refunded bonds are typically:

  - backed by direct obligations of the U.S. government; or
  - in some cases, backed by obligations guaranteed by the U.S. government and placed in escrow with an independent trustee;
  - noncallable prior to maturity; but
  - sometimes called for redemption prior to maturity.

BOND QUALITY RISK

A reduction in a bond's rating may decrease its value and, indirectly, the value of your investment in the Fund.

LITIGATION AND LEGISLATION RISKS

We do not know of any pending litigation that might have a material adverse effect upon the Fund.

Future tax legislation could affect the value of the portfolio by:

  - limiting real property taxes,
  - reducing tax rates,
  - imposing a flat or other form of tax, or
  - exempting investment income from tax.

SELLING OR EXCHANGING UNITS

You can sell your units at any time for a price based on net asset value. Your net asset value is calculated each business day by:

  - ADDING the value of the bonds, net accrued interest, cash and any other Fund assets;
  - SUBTRACTING accrued but unpaid Fund expenses, unreimbursed Trustee advances, cash held to buy back units or for distribution to investors and any other Fund liabilities; and
  - DIVIDING the result by the number of outstanding units.

Your net asset value when you sell may be more or less than your cost because of sales fees, market movements and changes in the portfolio.

SPONSORS' SECONDARY MARKET

While we are not obligated to do so, we will buy back units at net asset value without any other fee or charge. We may resell the units to other buyers or to the Trustee. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices.

We have maintained a secondary market continuously for over 30 years, but we could discontinue it without prior notice for any business reason.

SELLING UNITS TO THE TRUSTEE

Regardless of whether we maintain a secondary market, you can sell your units to the Trustee at any time by sending the Trustee a letter (with any outstanding certificates if you hold unit certificates). You must properly endorse your certificates (or execute a written transfer instrument with signatures guaranteed by an eligible institution). Sometimes, additional documents are needed such as a trust document, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

Within seven days after your request and the necessary documents are received, the Trustee will mail a check to you. Contact the Trustee for additional information.

As long as we are maintaining a secondary market, the Trustee will sell your units to us at a price based on net asset value. If there is no secondary market, the Trustee may sell your units in the over-the-counter market for a higher price, but it is not obligated to do so. In that case, you will receive the net proceeds of the sale.

If the Fund does not have cash available to pay you for units you are selling, the agent for the Sponsors will select bonds to be sold. Bonds will be selected based on market and credit factors. These sales could be made at times when the bonds would not otherwise be sold and may result in your receiving less than the unit par value and also reduce the size and diversity of the Fund.

There could be a delay in paying you for your units:

  - if the New York Stock Exchange is closed (other than customary weekend and holiday closings);
  - if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the bonds not reasonably practicable; and

  - for any other period permitted by SEC order.

EXCHANGE OPTION

You may exchange units of certain Defined Asset Funds for units of this Fund at a maximum exchange fee of 1.75%. You may exchange units of this Fund for units of certain other funds at a reduced sales fee if your investment goals change. To exchange units, you should talk to your financial professional about what funds are exchangeable, suitable and currently available.

Normally, an exchange is taxable and you must recognize any gain or loss on the exchange. However, the IRS may try to disallow a loss if the portfolios of the two funds are not materially different; you should consult your own tax adviser.

We may amend or terminate this exchange option at any time without notice.

HOW THE FUND WORKS

PRICING

The price of a unit includes interest accrued on the bonds, less expenses, from the most recent Record Day up to, but not including, the settlement date, which is usually three business days after the purchase date of the unit.

A portion of the price of a unit consists of cash so that the Trustee can provide you with regular monthly income. When you sell your units you will receive your share of this cash.

In addition, as with mutual funds, the Fund (and therefore the investors) pay all or some of the costs of organizing the Fund including:

  - cost of initial preparation of legal documents;
  - federal and state registration fees;
  - initial fees and expenses of the Trustee;
  - initial audit; and
  - legal expenses and other out-of-pocket expenses.

These costs are amortized over the first five years of the Fund.

EVALUATIONS

An independent Evaluator values the bonds on each business day (excluding Saturdays, Sundays and the following holidays as observed by the New York Stock
Exchange: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Bond values are based on current bid or offer prices for the bonds or comparable bonds. In the past, the difference between bid and offer prices of publicly offered tax-exempt bonds has ranged from 0.5% of face amount on actively traded issues to 3.5% on inactively traded issues; the difference has averaged between 1 and 2%.

INCOME

The Trustee credits interest to an Income Account and other receipts to a Capital Account. The Trustee may establish a Reserve Account by withdrawing from these accounts amounts it considers appropriate to pay any material liability. These accounts do not bear interest.

EXPENSES

The Trustee is paid monthly. It also benefits when it holds cash for the Fund in non-interest bearing accounts. The Trustee may also receive additional amounts:

  - to reimburse the Trustee for the Fund's operating expenses;
  - for extraordinary services and costs of indemnifying the Trustee and the Sponsors;
  - costs of actions taken to protect the Fund and other legal fees and expenses;
  - expenses for keeping the Fund's registration statement current; and
  - Fund termination expenses and any governmental charges.

The Sponsors are currently reimbursed up to 55 CENTS per $1,000 face amount annually for providing portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Fund. Legal, typesetting, electronic filing and regulatory filing fees and expenses associated with updating the Portfolio's registration statement yearly are also now chargeable to the Portfolio. While this fee may exceed the amount of these costs and expenses attributable to this Fund, the total of these fees for all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of these Series for any calendar year. The Fund also pays the Evaluator's fees.

The Trustee's, Credit Consultant's, Sponsors' and Evaluator's fees may be adjusted for inflation without investors' approval.

The Sponsors will pay advertising and selling expenses at no charge to the Fund. If Fund expenses exceed initial estimates, the Fund will owe the excess. The Trustee has a lien on Fund assets to secure reimbursement of Fund expenses and may sell bonds if cash is not available.

PORTFOLIO CHANGES

The Sponsors and Trustee are not liable for any default or defect in a bond.

Unlike a mutual fund, the portfolio is designed to remain intact and we may keep bonds in the portfolio even if their credit quality declines or other adverse financial circumstances occur. However, we may sell a bond in certain cases if we believe that certain adverse credit conditions exist or if a bond becomes taxable.

If we maintain a secondary market in units but are unable to sell the units that we buy in the secondary market, we will redeem units, which may affect the composition of the portfolio. Units offered in the secondary market may not represent the same face amount of bonds that they did originally.

We decide whether or not to offer units for sale that we acquire in the secondary market after reviewing:

  - diversity of the portfolio;
  - size of the Fund relative to its original size;
  - ratio of Fund expenses to income;
  - current and long-term returns;
  - degree to which units may be selling at a premium over par; and
  - cost of maintaining a current prospectus.

FUND TERMINATION

The Fund will terminate following the stated maturity or sale of the last bond in the portfolio. The Fund may also terminate earlier with the consent of investors holding 51% of the units or if total assets of the Fund have fallen below 40% of the face amount of bonds deposited. We will decide whether to terminate the Fund early based on the same factors used in deciding whether or not to offer units in the secondary market.

When the Fund is about to terminate you will receive a notice, and you will be unable to sell your units after that time. On or shortly before termination, we will sell any remaining bonds, and you will receive your final distribution. Any bond that cannot be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final sale.

You will pay your share of the expenses associated with termination, including brokerage costs in selling bonds. This may reduce the amount you receive as your final distribution.

CERTIFICATES

Certificates for units are issued on request. You may transfer certificates by complying with the requirements for redeeming certificates, described above. You can replace lost or mutilated certificates by delivering satisfactory indemnity and paying the associated costs.

TRUST INDENTURE

The Fund is a "unit investment trust" governed by a Trust Indenture, a contract among the Sponsors, the Trustee and the Evaluator, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsors and the Trustee may amend the Indenture without your consent:

  - to cure ambiguities;
  - to correct or supplement any defective or inconsistent provision;
  - to make any amendment required by any governmental agency; or
  - to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsors).

Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the 51% requirement. No amendment may reduce your interest in the Fund without your written consent.

The Trustee may resign by notifying the Sponsors. The Sponsors may remove the Trustee without your consent if:

  - it fails to perform its duties and the Sponsors determine that its replacement is in your best interest; or
  - it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities.

Investors holding 51% of the units may remove the Trustee. The Evaluator may resign or be removed by the Sponsors and the Trustee without the consent of investors. The resignation or removal of either becomes effective when a successor accepts appointment. The Sponsors will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee or Evaluator may petition a court to appoint a successor.

Any Sponsor may resign as long as one Sponsor with a net worth of $2 million remains and agrees to the resignation. The remaining Sponsors and the Trustee may appoint a replacement. If there is only one Sponsor and it fails to perform its duties or becomes bankrupt the Trustee may:

  - remove it and appoint a replacement Sponsor;
  - liquidate the Fund; or
  - continue to act as Trustee without a Sponsor.

Merrill Lynch, Pierce, Fenner & Smith Incorporated acts as agent for the
Sponsors.

The Trust Indenture contains customary provisions limiting the liability of the Trustee, the Sponsors and the Evaluator.

LEGAL OPINION

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors, has given an opinion that the units are validly issued.

AUDITORS

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent accountants, audited the Statement of Condition included in this prospectus.

SPONSORS

The Sponsors are:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.)
P.O. Box 9051,
Princeton, NJ 08543-9051

SALOMON SMITH BARNEY INC. (an indirectly wholly-owned subsidiary of Citigroup Inc.)
388 Greenwich Street--23rd Floor,
New York, NY 10013

DEAN WITTER REYNOLDS INC. (a principal operating subsidiary of Morgan Stanley Dean Witter & Co.)
Two World Trade Center--59th Floor,
New York, NY 10048

PRUDENTIAL SECURITIES INCORPORATED (an indirect wholly-owned subsidiary of the Prudential Insurance Company of America)
One New York Plaza
New York, NY 10292

PAINEWEBBER INCORPORATED (an indirect subsidiary of UBS AG and an affiliate of UBS Warburg LLC)
1285 Avenue of the Americas,
New York, NY 10019

Each Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer each Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

TRUSTEE

The Chase Manhattan Bank, Unit Investment Trust Department, 4 New York Plaza--6th Floor, New York, New York 10004, is the Trustee. It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

UNDERWRITERS' AND SPONSORS' PROFITS

Underwriters receive sales charges when they sell units. The Sponsors also realized a profit or loss on the initial deposit of the bonds. Any cash made available by you to the Sponsors before the settlement date for those units may be used in the Sponsors' businesses to the extent permitted by federal law and may benefit the Sponsors.

A Sponsor or Underwriter may realize profits or sustain losses on bonds in the Fund which were acquired from underwriting syndicates of which it was a member.

In maintaining a secondary market, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy units and the prices at which they resell or redeem them.

PUBLIC DISTRIBUTION

The Sponsors do not intend to qualify units for sale in any foreign countries. This prospectus does not constitute an offer to sell units in any country where units cannot lawfully be sold.

CODE OF ETHICS

The Fund and the Agent for the Sponsors have each adopted a code of ethics requiring reporting of personal securities transactions by its employees with access to information on Fund transactions. Subject to certain conditions, the codes permit employees to invest in Fund securities for their own accounts. The codes are designed to prevent fraud, deception and misconduct against the Fund and to provide reasonable standards of conduct. These codes are on file with the Commission and you may obtain a copy by contacting the Commission at the address listed on the back cover of this prospectus.

TAXES

The following summary describes some of the important income tax consequences of holding units. It assumes that you are not a dealer, financial institution, insurance company or other investor with special circumstances or subject to special rules. You should consult your own tax adviser about your particular circumstances.

At the date of issue of each bond, counsel for the issuer delivered an opinion to the effect that interest on the bond is exempt from regular federal income tax. However, interest may be subject to state and local taxes and may be taken into account in determining your preference items for alternative minumum tax purposes. Neither we nor our counsel have reviewed the issuance of the bonds, related proceedings or the basis for the opinions of counsel for the issuers. We cannot assure you that the issuers (or other users of bond proceeds) have complied or will comply with any requirements necessary for a bond to be tax-exempt. If any of the bonds were determined not to be tax-exempt, you could be required to pay income tax for current and prior years, and if the Fund were to sell the bond, it might have to sell it at a substantial discount.

In the opinion of our counsel, under existing law:

GENERAL TREATMENT OF THE FUND AND YOUR INVESTMENT

The Fund will not be taxed as a corporation for federal income tax purposes, and you will be considered to own directly your share of each bond in the Fund.

GAIN OR LOSS UPON DISPOSITION

When all or part of your share of a bond is disposed of (for example, when the Fund sells, exchanges or redeems a bond or when you sell or exchange your units), you will generally recognize capital gain or loss. Your gain, however, will generally be ordinary income to the extent of any accrued "market discount". Generally you will have market discount to the extent that your basis in a bond when you purchase a unit is less than its stated redemption price at maturity (or, if it is an original issue discount bond, the issue price increased by original issue discount that has accrued on the bond before your purchase). You should consult your tax adviser in this regard.

If your net long-term capital gains exceed your net short-term capital losses, the excess may be subject to tax at a lower rate than ordinary income. Any capital gain from the Fund will be long-term if you are considered to have held your investment on each bond for more than one year and short-term otherwise. Because the deductibility of capital losses is subject to limitations, you may not be able to deduct all of your capital losses.

YOUR BASIS IN THE BONDS

Your aggregate basis in the bonds will be equal to the cost of your units, including any sales charges and the organizational expenses you pay, adjusted to reflect any accruals of "original issue discount," "acquisition premium" and "bond premium". You should consult your tax adviser in this regard.

EXPENSES

If you are not a corporate investor, you will not be entitled to a deduction for your share of fees and expenses of the Fund. Also, if you borrowed money in order to purchase or carry your units, you will not be able to deduct the interest on this borrowing for federal income tax purposes. The IRS may treat your purchase of units as made with borrowed money even if the money is not directly traceable to the purchase of units.

NEW YORK TAXES

Under the income tax laws of the State and City of New York, the Fund will not be taxed as a corporation. If you are a New York taxpayer, your income from the Fund will not be tax-exempt in New York except to the extent that the income is earned on bonds that are tax-exempt for New York purposes. Depending on where you live, your income from the Fund may be subject to state and local taxation. You should consult your tax adviser in this regard.

SUPPLEMENTAL INFORMATION

You can receive at no cost supplemental information about the Fund by calling the Trustee. The supplemental information includes more detailed risk disclosure about the types of bonds that may be in the Fund's portfolio, general risk disclosure concerning any insurance securing certain bonds, and general information about the structure and operation of the Fund. The supplemental information is also available from the SEC.

          MUNICIPAL INVESTMENT TRUST FUND,
          INVESTMENT GRADE PORTFOLIO (BBB QUALITY OR BETTER),
          LONG INTERMEDIATE TERM SERIES,
          DEFINED ASSET FUNDS

          REPORT OF INDEPENDENT ACCOUNTANTS

          The Sponsors, Trustee and Holders of Municipal Investment Trust Fund, Investment Grade Portfolio (BBB Quality or Better), Long Intermediate Term Series, Defined Asset Funds:

          We have audited the accompanying statement of condition of Municipal Investment Trust Fund, Investment Grade Portfolio (BBB Quality or Better), Long Intermediate Term Series, Defined Asset Funds, including the portfolio, as of October 31, 2000 and the related statements of operations and of changes in net assets for the year ended October 31, 2000, the period August 1, 1999 to October 31, 1999 and the year ended July 31, 1999. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

          We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at July 31, 2000, as shown in such portfolio, were confirmed to us by The Chase Manhattan Bank, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Municipal Investment Trust Fund, Investment Grade Portfolio (BBB Quality or Better), Long Intermediate Term Series, Defined Asset Funds at October 31, 2000 and the results of its operations and changes in its net assets for the above-stated periods in conformity with accounting principles generally accepted in the United States of America.


          DELOITTE & TOUCHE LLP

          New York, N.Y.
          January 17, 2001


                                     D - 1.

     MUNICIPAL INVESTMENT TRUST FUND,
     INVESTMENT GRADE PORTFOLIO (BBB QUALITY OR BETTER),
     LONG INTERMEDIATE TERM SERIES,
     DEFINED ASSET FUNDS


     STATEMENT OF CONDITION
     As of October 31, 2000

     TRUST PROPERTY:
       Investment in marketable securities -
          at value (cost $ 9,601,213 )(Note 1).........                                                 $10,097,047
       Accrued interest ...............................                                                     168,157
       Prepaid Trustee's fees and expenses ............                                                       6,833
       Cash - principal ...............................                                                     119,544
                                                                                                        -----------
         Total trust property .........................                                                  10,391,581


     LESS LIABILITIES:
       Income advance from Trustee.....................                                 $   135,955
       Accrued Sponsors' fees .........................                                       1,885
       Accrued Surveillance fees ......................                                       1,432
       Redemptions payable ............................                                      45,926         185,198
                                                                                         ----------     -----------


     NET ASSETS, REPRESENTED BY:
       10,676 units of fractional undivided
          interest outstanding (Note 3)................                                  10,170,862

       Undistributed net investment income ............                                      35,521     $10,206,383
                                                                                        -----------     ===========

     UNIT VALUE ($ 10,206,383 / 10,676 units ).........                                                 $    956.01
                                                                                                        ===========

                       See Notes to Financial Statements.


                                     D - 2.

     MUNICIPAL INVESTMENT TRUST FUND,
     INVESTMENT GRADE PORTFOLIO (BBB QUALITY OR BETTER),
     LONG INTERMEDIATE TERM SERIES,
     DEFINED ASSET FUNDS


     STATEMENTS OF OPERATIONS

                                                                                    August 1, 1999
                                                                     Year Ended           to             Year Ended to
                                                                     October 31,     October 31,          July 31,
                                                                        2000              1999              1998
                                                                        ----              ----              ----

     INVESTMENT INCOME:
       Interest income ........................                     $   681,849       $   196,548       $   837,740
       Trustee's fees and expenses ............                         (14,661)           (4,055)          (16,340)
       Surveillance fees ......................                          (8,658)           (2,506)           (9,892)
       Sponsors' fees .........................                          (1,666)             (637)           (1,452)
                                                                    ------------------------------------------------
       Net investment income ..................                         656,864           189,350           810,056
                                                                    ------------------------------------------------

     REALIZED AND UNREALIZED GAIN (LOSS)
       ON INVESTMENTS:
       Realized gain (loss) on
         securities sold or redeemed ..........                        (649,654)           15,116           150,510
       Unrealized depreciation
         of investments .......................                         (40,492)         (275,667)         (439,255)
                                                                    ------------------------------------------------
       Net realized and unrealized
          loss on investments .................                        (690,146)         (260,551)         (288,745)
                                                                    ------------------------------------------------

     NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS ..............                     $   (33,282)      $   (71,201)      $   521,311
                                                                    ================================================

                       See Notes to Financial Statements.


                                     D - 3.

     MUNICIPAL INVESTMENT TRUST FUND,
     INVESTMENT GRADE PORTFOLIO (BBB QUALITY OR BETTER),
     LONG INTERMEDIATE TERM SERIES,
     DEFINED ASSET FUNDS

     STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     August 1, 1999
                                                                     Year Ended            to            Year Ended
                                                                     October 31,      October 31,         July 31,
                                                                        2000              1999              1998
                                                                        ----              ----              ----

     OPERATIONS:
       Net investment income ..................                     $   656,864       $   189,350       $    810,056
       Realized gain (loss) on
         securities sold or redeemed ..........                        (649,654)           15,116            150,510
       Unrealized depreciation
         of investments .......................                         (40,492)         (275,667)          (439,255)
                                                                    ------------------------------------------------
       Net increase (decrease) in net assets
         resulting from operations ............                         (33,282)          (71,201)           521,311
                                                                    ------------------------------------------------
     DISTRIBUTIONS TO HOLDERS (Note 2):
       Income  ................................                        (661,569)         (190,030)         (812,437)
       Principal ..............................                        (179,818)                            (17,752)
                                                                    ------------------------------------------------
       Total distributions ....................                        (841,387)         (190,030)         (830,189)
                                                                    ------------------------------------------------
     SHARE TRANSACTIONS:
       Redemption amounts - income ............                          (3,571)           (1,880)           (3,142)
       Redemption amounts - principal .........                      (1,658,395)         (700,082)       (1,869,602)
                                                                    ------------------------------------------------
       Total share transactions ...............                      (1,661,966)         (701,962)       (1,872,744)
                                                                    ------------------------------------------------

     NET DECREASE IN NET ASSETS ...............                      (2,536,635)         (963,193)       (2,181,622)

     NET ASSETS AT BEGINNING OF PERIOD ........                      12,743,018        13,706,211        15,887,833
                                                                    ------------------------------------------------
     NET ASSETS AT END OF PERIOD ..............                     $10,206,383       $12,743,018       $13,706,211
                                                                    ================================================
     PER UNIT:
       Income distributions during
         period ...............................                     $     57.46       $     14.87       $     61.12
                                                                    ================================================
       Principal distributions during
         period ...............................                     $     15.46                         $      1.29
                                                                    ===================                 ============
       Net asset value at end of
         period ...............................                     $    956.01       $  1,030.91       $  1,051.41
                                                                    ================================================
     TRUST UNITS:
       Redeemed during period .................                           1,685               675            1,738
       Outstanding at end of period ...........                          10,676            12,361           13,036
                                                                    ================================================

                       See Notes to Financial Statements.


                                     D - 4.

          MUNICIPAL INVESTMENT TRUST FUND,
          INVESTMENT GRADE PORTFOLIO (BBB QUALITY OR BETTER),
          LONG INTERMEDIATE TERM SERIES,
          DEFINED ASSET FUNDS

          NOTES TO FINANCIAL STATEMENTS

     1.   SIGNIFICANT ACCOUNTING POLICIES

          The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

           (A) Securities are stated at value as determined by the Evaluator based on bid side evaluations for the securities

           (B) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

           (C)      Interest income is recorded as earned.

     2.   DISTRIBUTIONS

          A distribution of net investment income is made to Holders each month. Receipts other than interest, after deductions for redemptions and applicable expenses, are also distributed periodically.

     3.   NET CAPITAL

          Cost of 10,676 units at Date of Deposit ....................                                  $10,950,883
          Less sales charge ..........................................                                      433,552
                                                                                                        -----------
          Net amount applicable to Holders ...........................                                   10,517,331
          Redemptions of units - net cost of 5,271 units redeemed
            less redemption amounts (principal).......................                                     (275,505)
          Realized loss on securities sold or redeemed ...............                                     (365,802)
          Principal distributions ....................................                                     (200,996)
          Net urealized appreciation of investments...................                                      495,834
                                                                                                        -----------

          Net capital applicable to Holders ..........................                                  $10,170,862
                                                                                                        ===========

     4.   INCOME TAXES

          As of October 31, 2000, net unrealized appreciation of investments, based on cost for Federal income tax purposes, aggregated $495,834, of which $ 519,250 related to appreciated securities and $23,416 related to depreciated securities. The cost of investment securities for Federal income tax purposes was $9,601,213 at October 31, 2000.


                                     D - 5.

     MUNICIPAL INVESTMENT TRUST FUND,
     INVESTMENT GRADE PORTFOLIO (BBB QUALITY OR BETTER),
     LONG INTERMEDIATE TERM SERIES,
     DEFINED ASSET FUNDS

     PORTFOLIO
     As of October 31, 2000

                                     Rating of Issues(1)
                                     --------------------
                                     Standard
                                     & Poor's  Moody's   Fitch                                        Optional
  Portfolio No. and Title of         Corpora-  Investors Investors  Face                             Redemption
         Securities                  tion      Service   Group     Amount    Coupon  Maturities(3) Provisions(3)  Cost      Value(2)
         ----------                  --------- --------- --------  --------  ------  ------------  ------------- -------- ----------
1 Pomona, CA, Pub. Fin. Auth.,          A-        A3       O       $ 995,000  5.500%    2008        02/01/04    $ 922,972 $1,030,641
  1993 Rfdg. Rev. Bonds, Ser. L                                                                     @  102.000
  (Southwest Pomona Redev. Proj.)
                                        A-        A3       0         165,000  5.500     2008(5)     02/01/04      153,056    174,740
                                                                                                    @  102.000

2 Lemoore, CA, Redev. Agy.,             NR        Baa2     O         180,000  6.100     2006        08/01/03      179,282    186,570
  Lemoore Redev. Proj., Tax Alloc.                                                                  @  102.000
  Rfdg. Bonds, Issue of 1995
                                                                     190,000  6.200     2007        08/01/03      189,198    197,402
                                                                                                    @  102.000

                                                                     205,000  6.300     2008        08/01/03      204,092    213,227
                                                                                                    @  102.000

                                                                     220,000  6.400     2009        08/01/03      218,986    229,273
                                                                                                    @  102.000

                                                                     230,000  6.500     2010        08/01/03      228,901    240,575
                                                                                                    @  102.000

                                                                     170,000  6.000     2005        08/01/03      169,363    175,860
                                                                                                    @  102.000

3 City of Fort Wayne, IN, Redev.        NR        NR       O       1,500,000  6.750     2010(5)     02/01/05    1,516,680  1,628,790
  Dist. Tax Increment Rev. Bonds                                                                    @  101.000
  of 1995 (Civic Ctr. Urban Renewal
  Area Proj.)

4 Massachusetts State Hlth.             NR        A3       O         860,000  5.900     2008        07/01/03      833,589    862,004
  and Educl. Fac. Auth., Rev.                                                                       @  102.000
  Bonds (Addison- Gilbert Hosp.),
  Ser. C

5 The Ind. Dev. Auth. of the City of    NR        NR       A-        160,000  6.550     2010        08/15/05      160,654    161,250
  Lee's Summit, MO, Hlth. Fac.                                                                      @  102.000
  Rev. Bonds (John Knox Vill. Proj.),
  Ser. 1995


                                     D - 6.

     MUNICIPAL INVESTMENT TRUST FUND,
     INVESTMENT GRADE PORTFOLIO (BBB QUALITY OR BETTER),
     LONG INTERMEDIATE TERM SERIES,
     DEFINED ASSET FUNDS

     PORTFOLIO
     As of October 31, 2000

                                   Rating of Issues(1)
                                   --------------------
                                   Stnadard
                                   & Poor's  Moody's   Fitch                                        Optional
   Portfolio No. and Title of      Corpora-  Investors Investors   Face                            Redemption
          Securities               tion      Service   Group      Amount   Coupon  Maturities(3) Provisions(3)  Cost       Value(2)
          ----------               --------- --------- --------- --------- ------  ------------  ------------ ----------  ----------
 6 Mississippi Bus. Fin. Corp.,       NR       NR        O      $1,500,000  6.900%    2010       07/01/03     $1,528,485 $ 1,505,715
   Ind. Dev. Rev. Bonds (T,T & W                                                                 @  103.000
   Farm Products, Inc., Proj.),
   Ser. 1995 (Deposit Guaranty
   National Bank, Jackson, MS.
   - Letter of Credit) (AMT)(4)(6)

 7 North Carolina Eastern Mun.        BBB       Baa3     BBB+      580,000  6.000     2005       01/01/03        577,895     594,952
   Pwr. Agy., Rfdg. Ser. 1993 B                                                                  @  102.000

 8 The City of New York, NY,          A         A2       A+        635,000  6.000     2005       08/01/04        632,619     672,490
   G.O. Bonds, Ser. 1994 A                                                                       @  101.500

 9 New York State Urban Dev.          A         Baa1     A         615,000  5.400     2006       None            586,796     631,667
   Corp., Corr. Fac. Rev. Bonds,
   Rfdg. Ser. A

10 City of Leander, Williamson        NR        NR       O         780,000  6.500     2010(5)    08/15/05        772,629     850,660
   Cnty., TX, G.O. Bonds, Ser. 1995                                                              @  101.000

                                                                   220,000  6.500     2010       08/15/05        217,921     233,781
                                                                                                 @  101.000

11 South Plains Regl. Hsg.            NR        NR       BBB       500,000  6.900     2009       08/01/05        508,095     507,450
   Auth., TX, Multi-Family Mtge.                                                                 @  102.000
   Rev. Bonds, Ser. 1995 A (Sec.
   8 Asstd. Proj.)

                                                                ----------                                    ----------  ----------
   TOTAL                                                        $9,705,000                                    $9,601,213 $10,097,047
                                                                ==========                                    ==========  ==========

                             See Notes to Portfolio.


                                     D - 7.

     MUNICIPAL INVESTMENT TRUST FUND,
     INVESTMENT GRADE PORTFOLIO (BBB QUALITY OR BETTER),
     LONG INTERMEDIATE TERM SERIES,
     DEFINED ASSET FUNDS

     NOTES TO PORTFOLIO
     As of October 31, 2000

    (1) The ratings are of the bonds themselves by the indicated rating agencies "(a)" indicates that it is a rating of the outstanding debt obligations of the institution providing a letter of credit or guarantee. "O" indicates Fitch previously delivered an opinion that the issue had investment grade characteristics (however, Fitch has not re-evaluated the bond since the initial date of deposit). "NR" indicates that the indicated rating agencies has not rated the bond. Bond ratings have been furnished by the Evaluator but not confirmed with the rating agencies.

    (2)   See Notes to Financial Statements.

    (3) Optional redemption provisions, which may be exercised in whole or in part, are initially at prices of par plus a premium, then subsequently at prices declining to par. Certain securities may provide for redemption at par prior or in addition to any optional or mandatory redemption dates or maturity, for example, through the operation of a maintenance and replacement fund, if proceeds are not able to be used as contemplated, the project is condemned or sold or the project is destroyed and insurance proceeds are used to redeem the securities. Many of the securities are also subject to mandatory sinking fund redemption commencing on dates which may be prior to the date on which securities may be optionally redeemed. Sinking fund redemptions are at par and redeem only part of the issue. Some of the securities have mandatory sinking funds which contain optional provisions permitting the issuer to increase the principal amount of securities called on a mandatory redemption date. The sinking fund redemptions with optional provisions may, and optional refunding redemptions generally will, occur at times when the redeemed securities have an offering side evaluation which represents a premium over par. To the extent that the securities were acquired at a price higher than the redemption price, this will represent a loss of capital when compared with the Public Offering Price of the Units when acquired. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed securities and there will be distributed to Holders any principal amount and premium received on such redemption after satisfying any redemption requests for Units received by the Fund. The estimated current return may be affected by redemptions.

    (4) Securities that are tax preference items for purposes of the Alternative Minimum Tax are indicated by "(AMT)".

    (5) Bonds with an aggregate face amount of $ 2,445,000 have been pre-refunded and are expected to be called for redemption on the optional redemption provision date shown.

    (6) Certain bonds are covered by letters of credit which may expire prior to the maturity dates of the bonds. Upon expiration of a letter of credit, the issuer of the bond is obligated to obtain a replacement letter of credit or call the bond.


                                     D - 8.

              Defined
            Asset Funds-Registered Trademark-

HAVE QUESTIONS ?                         MUNICIPAL INVESTMENT TRUST FUND
Request the most recent free             INVESTMENT GRADE PORTFOLIO
Information Supplement                   (BBB QUALITY OR BETTER)
that gives more details about            (A Unit Investment Trust)
the Fund, by calling:                    ---------------------------------------
The Chase Manhattan Bank                 This Prospectus does not contain
1-800-323-1508                           complete information about the
                                         investment company filed with the
                                         Securities and Exchange Commission in
                                         Washington, D.C. under the:
                                         - Securities Act of 1933 (file no.
                                         333-57547) and
                                         - Investment Company Act of 1940 (file
                                         no. 811-1777).
                                         TO OBTAIN COPIES AT PRESCRIBED RATES--
                                         WRITE: Public Reference Section of the
                                         Commission
                                         450 Fifth Street, N.W., Washington,
                                         D.C. 20549-6009
                                         CALL: 1-800-SEC-0330.
                                         VISIT: http://www.sec.gov.
                                         No person is authorized to give any
                                         information or representations about
                                         this Fund not contained in this
                                         Prospectus or the Information
                                         Supplement, and you should not rely on
                                         any other information.
                                         ---------------------------------------
                                         When units of this Fund are no longer
                                         available, this Prospectus may be used
                                         as a preliminary prospectus for a
                                         future series, but some of the
                                         information in this Prospectus will be
                                         changed for that series.
                                         UNITS OF ANY FUTURE SERIES MAY NOT BE
                                         SOLD NOR MAY OFFERS TO BUY BE ACCEPTED
                                         UNTIL THAT SERIES HAS BECOME EFFECTIVE
                                         WITH THE SECURITIES AND EXCHANGE
                                         COMMISSION. NO UNITS CAN BE SOLD IN ANY
                                         STATE WHERE A SALE WOULD BE ILLEGAL.
                                                                     15138--2/01